Fees Summary	Oct. 23, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 11,500,000.00
Previously Paid Amount	0
Total Fee Amount	1,588.10
Total Offset Amount	0
Net Fee	$ 1,588.10